UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |X|     Filed by a Party other than the Registrant | |

Check the appropriate box:

| |   Preliminary Proxy Statement
      Confidential, for Use of the Commission Only (as permitted by Rule
| |   14a-6(e)(2))
| |   Definitive Proxy Statement
|X|   Definitive Additional Materials
| |   Soliciting Material Pursuant to ss.240.14a-12

                           KOREA EQUITY FUND, INC.
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               (Name of Registrant as Specified In Its Charter)

             ----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
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(2)   Aggregate number of securities to which transaction applies:
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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)   Proposed maximum aggregate value of transaction:
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(5)   Total fee paid:

| |   Fee paid previously with preliminary materials.

| |   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
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(2)   Form, Schedule or Registration Statement No.:
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(3)   Filing Party:
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(4)   Date Filed:



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KOREA EQUITY FUND, INC.
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                                           VOTE THE GREEN PROXY TODAY!
                                           ---------------------------

      Time is running short. To ensure that your vote is counted, please vote immediately using either of the following methods.



                                                         IT IS FAST AND EASY.

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                BY THE INTERNET:                                                 BY TOLL-FREE TELEPHONE:
                ----------------                                                 -----------------------

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1.   Have the enclosed GREEN proxy card ready.                1.   Have the enclosed GREEN proxy card ready.

2.   Go to the www.proxyvote.com                              2.   Using a touch-tone phone, please dial toll free 1-800-454-8683.

3.   Enter the 12 digit Control Number printed on your        3.   When prompted, enter the 12 digit control number printed on
     GREEN proxy card.                                             your GREEN proxy card.

4.   Follow the simple instructions on the website.           4.   Follow the simple recorded instructions.

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                       Your vote is important, no matter how many or how few shares you own!


    >>   If you submit your vote by internet or telephone, the latest time that your votes will be accepted is 11:59 PM,
         Eastern Standard Time on August 09, 2005.

If you prefer, you may mark, sign and date the enclosed GREEN proxy card and return it in the enclosed postage paid envelope as soon as possible.

     If you have any questions or require assistance in voting your shares, please call our proxy solicitor, The Altman Group,
                                                Toll-Free at 800-317-8025


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